UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2021

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Centene Corporation (“Centene”) and Jeffrey A. Schwaneke, the former Executive Vice President of HealthCare Enterprises of Centene, mutually agreed that Mr. Schwaneke would resign from his employment with Centene effective as of September 22, 2021.

In connection with Mr. Schwaneke’s resignation, Centene entered into a separation agreement and release with Mr. Schwaneke, dated as of September 26, 2021 (the “Separation Agreement”). The Separation Agreement provides that, in accordance with the terms of Centene’s previously disclosed Executive Severance and Change in Control Agreement, Mr. Schwaneke will receive one year of his current base salary and subsidized COBRA benefits. Notwithstanding the terms of the Executive Severance and Change in Control Agreement, Mr. Schwaneke will not receive a prorated annual bonus for 2021 or continued vesting of his outstanding and unvested Centene equity awards. The Separation Agreement further provides that none of his outstanding and unvested Centene equity awards will vest in connection with his resignation. In exchange for relinquishing any accelerated vesting under the Executive Severance and Change in Control Agreement and the terms applicable to his outstanding and unvested Centene equity awards, Mr. Schwaneke will receive a lump-sum cash payment of $3,000,000. The foregoing payments are subject to the timely execution and non-revocation of a release of claims in favor of Centene. The foregoing description of the Separation Agreement is not complete and is subject to and qualified in its entirety by reference to the Separation Agreement, which will be filed on Centene's next quarterly report on Form 10-Q.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	September 27, 2021	By:	/s/ Christopher A. Koster
Christopher A. Koster Senior Vice President, Secretary and General Counsel